Exhibit 99.3

 Future Clinical Development Plan forAST-OPC1 Edward Wirth, III, M.D., Ph.D. Chief Medical Officer Investor DayMay 8, 2015  *

Work of the SCOPE Consortium Has Defined Clinical Development Path in Complete Cervical Spinal Cord Injury

Target Product Profile for AST-OPC1 in Complete Cervical SCI:

- Increase of ≥20% in the percentage of patients regaining two or motor levels of function

Function	Capability				
	C1-C3	*C4*	*C5*	*C6*	*C7-C8*
Bowel					
Bladder					
Bed Mobility					
Transfers					
Pressure Relief					
Eating					
Dressing					
Grooming					
Bathing					
Wheelchair					
Car transport					
Daily Home Care	24 hr attendant	18-24 hr attendant	6-12 hr assistance	4 hr housework	1 hr housework

total assist

partial assist

independent

- Enables powering of trial with only ~200 subjects
- Translates into clinically significant improvements in ability to self-care, significant reductions in cost of care

Steeves et al., *Top Spinal Cord Inj Rehabil* 2012; 18(1): 1-14

2

AST-OPC1 Phase 1/2a Trial: Expansion Cohort

Cohort 1:
3 subjects
2 million cells

Cohort 2:
5 subjects
10 million cells

Cohort 3:
5 subjects
20 million cells

Q1'15: Study initiates

Q3'15: Dose escalation

Q1'16: Dose escalation

1H'16: 6 mo efficacy, cohort 2

File IND amendment for study expansion based on initial safety data in Cohort 2

Expansion Cohort*:
Up to 27 additional patients
10 and/or 20 million cells
Adaptive Design

- Open label trial enables use of adaptive design for selection of dose in expansion cohort
- Work of SCOPE enables comparison to robust historical outcomes databases

ASTERIAS BIOTHERAPEUTICS

*Subject to FDA clearance for expansion from 13 to 40 subjects

3

 AST-OPC1 Future Clinical Development Plan in Complete Cervical SCI  *  Cohort 13 subjects with C5-C7 cervical SCI Dose 2x106 AST-OPC1  Objectives of TrialEstablish safety of AST-OPC1 in cervical sensorimotor complete SCIAssess effects on upper extremity motor functionInvestigate effects on additional measures of neurological function  Cohort 25 subjects with C5-C7 cervical SCIDose 1x107 AST-OPC1  Cohort 35 subjects with C5-C7 cervical SCIDose 2x107 AST-OPC1  Dose Escalation  Dose Escalation  Breakthrough therapy designationPhase 2 expansion cohortRandomized pivotal trial in cervical complete SCITrials in additional indications (e.g., MS, Stroke)  Results from Phase 1/2 Clinical Trial Could Enable:  Confirm low-dose safety in cervical SCI  Confirm mid-dose safetyEfficacy readouts at 6m & 12m  Confirm high-dose safetyEfficacy readouts at 6m & 12m

 A Pivotal Randomized Trial Could be Feasible with 200 Total Subjects  *  Feasible number that could be enrolledin a pivotal SCI trial in North America  Analysis: A 200 patient pivotal trial (100 per arm) could show a statistically significant difference in self-care ability (functional endpoint) if >40% of AST-OPC1 recipients recover>= 2 motor levels at 6 months post-injection

AST-OPC1: Follow-on Indications in Other Neurodegenerative Diseases


Myelination of Axons
Revascularization of Injury Site
Secretion of Neurotrophic Factors

Indication	Rationale	Status
Multiple Sclerosis	• Remyelination of axons in lesion site could restore function • Leverage safety data & delivery system for OPC1 transplantation in spinal cord	• POC in primate model of chemical demyelination (Jeff Kocsis, Yale) • Clinical advisory panel held
White Matter Stroke	• Oligodendroglial dysfunction prominent in white matter (subcortical) stroke	• Preclinical collaboration underway to test AST-OPC1 in a white matter stroke model (Tom Carmichael, UCLA)

ASTERIAS BIOTHERAPEUTICS

6

*  Asterias Milestones and Newsflow Next 24 Months  Asterias 24 Month Milestone and Catalyst Outlook  Timing  Milestone / Catalyst / Event  Q4’14 - completed  Sign CIRM grant – triggers disbursement of CIRM funds  Q1’15 – completed  Initiate AST-OPC1 Phase 1/2a clinical trial  AST-OPC1  AST-OPC1  Q3’15  Safety readout from 2M cell cohortInitiation of 10M cell cohort  H1’16  6 month efficacy data from 10M cell cohort  H2’16  12 month efficacy data from 10M cell cohort6 month efficacy data from 20M cell cohort